Consolidated Statements of Operations - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
OPERATING EXPENSES:
Research and development	$ 9,210	$ 2,717	$ 672
Marketing	12,445	1,556	209
General and administrative	22,268	18,298	1,023
TOTAL OPERATING EXPENSES	43,923	22,571	1,904
OPERATING LOSS	(43,923)	(22,571)	(1,904)
FINANCIAL (INCOME) EXPENSES, net	(108)	(8)	5
NET LOSS	$ (43,815)	$ (22,563)	$ (1,909)
BASIC AND DILUTED LOSS PER SHARE (in Dollars per share)	$ (1.23)	$ (0.90)	$ (0.09)
THE WEIGHTED AVERAGE OF THE NUMBER OF ORDINARY SHARES (in thousands) (in Shares)	35,654	25,181	20,793